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                                                                 Exhibit 10.9

           SCHEDULE TO FORM OF MEDITRUST SHORTFALL FUNDING AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K
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Facility
Location                            Lessee                         County                            Management Firm
--------                            ------                         ------                            ----------------
Hendersonville, TN                  TC Realty of                   Sumner County, TN                 Balanced Care at
                                    Hendersonville, Inc.                                             Hendersonville, Inc.

Kingsport, TN                       TC Realty of                   Sullivan County, TN               Balanced Care at
                                    Kingsport, Inc.                                                  Kingsport, Inc.

Knoxville, TN                       TC Realty of                   Knox County, TN                   Balanced Care at
                                    Knoxville, Inc.                                                  Knoxville, Inc.

Chesterfield, VA                    TC Realty of                   Chesterfield County, VA           Balanced Care at
                                    Chesterfield, Inc.                                               Chesterfield, Inc.
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